EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN R. ALM, President, Chief Executive Officer and a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ JOHN R. ALM
John R. Alm, President, Chief Executive Officer and Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, SHAUN B. HIGGINS, Senior Vice President and Chief Financial Officer of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of August, 2004.

/S/ SHAUN B. HIGGINS
Shuan B. Higgins, Senior Vice President and Chief Financial Officer Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, WILLIAM W. DOUGLAS, III, Vice President, Controller and Principal Accounting Officer of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ WILLIAM W. DOUGLAS, III
William W. Douglas, III, Vice President, Controller and Principal Accounting Officer Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, LOWRY F. KLINE, Chairman of the Board of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ LOWRY F. KLINE
Lowry F. Kline, Chairman of the Board Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ JOHN L. CLENDENIN
John L. Clendenin, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JAMES E. COPELAND, JR., a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1991 Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ JAMES E. COPELAND, JR.
James E. Copeland, Jr., a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, CALVIN DARDEN, a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ CALVIN DARDEN
Calvin Darden, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ J. TREVOR EYTON
J. Trevor Eyton, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, GARY P. FAYARD, a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ GARY P. FAYARD
Gary P. Fayard, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, MARVIN J. HERB, a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ MARVIN J. HERB
Marvin J. Herb, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, L. PHILLIP HUMANN, a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ L. PHILLIP HUMANN
L. Phillip Humann, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ JOHN E. JACOB
John E. Jacob, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ JEAN-CLAUDE KILLY
Jean-Claude Killy, a Director Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, PAULA G. ROSPUT, a Director of Coca-Cola Enterprises Inc. ( the “Company”), do hereby appoint John J. Culhane, Senior Vice President and General Counsel, and E. Liston Bishop III, Vice President, Secretary and Deputy General Counsel of the Company, or either of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf registration statements on Form S-8, and any amendments and supplements thereto, in connection with the following plans: Coca-Cola Enterprises Inc. Stock Deferral Plan (as Amended and Restated Effective April 1, 2004), Coca-Cola Enterprises Inc. 2003 Stock Savings Plan, Coca-Cola Enterprises Inc. Supplemental Matched Employee Savings and Investment Plan, Coca-Cola Enterprises Inc. Deferred Compensation Plan For Non-Employee Director Compensation (as Amended and Restated Effective February 17, 2004), Coca-Cola Enterprises Inc. 2004 Stock Award Plan, The Coca-Cola Bottling Company of St. Louis Bargaining Employees’ Savings and Investment Plan, The Coca-Cola Bottling Company of New York, Inc. Savings Plan for Southern New England, the Lansing Matched Employee Savings and Investment Plan, the Central States Coca-Cola Bottling Company Bargaining Thrift and Savings Plan, the Coca-Cola Enterprises Inc. Matched Employee Savings and Investment Plan, the Coca-Cola Enterprises Inc. 1990 Management Stock Option Plan, the Coca-Cola Enterprises Inc. 1992 Restricted Stock Plan, The Coca-Cola Bottling Company of New York, Inc. Savings and Investment Plan, the Coca-Cola Enterprises Inc. Restricted Stock Deferral Plan and the Netherlands NL Aandlelen Spaarplan.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of July, 2004.

/S/ PAULA G. ROSPUT
Paula G. Rosput, a Director Coca-Cola Enterprises Inc.